Security Information







Security Purchased


CUSIP
097751AM3


Issuer
BOMBARDIER INC


Underwriters
BNP Paribas, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BOMB 8% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/10/2006


Total amount of offering sold to QIBs
385,000,000


Total amount of any concurrent public offering
0


Total
385,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
Ba2/BB


Current yield
8.00%


Benchmark vs Spread (basis points)
340 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $     125,000
0.03%



DWS Balanced VIP
Chicago
75,000
 $      75,000
0.02%



DWS High Income Fund
Chicago
1,585,000
 $  1,585,000
0.41%



DWS High Income Trust
Chicago
185,000
 $     185,000
0.05%



DWS High Income VIP
Chicago
280,000
 $     280,000
0.07%



DWS Multi Market Income
Trust
Chicago
100,000
 $     100,000
0.03%



DWS Strategic Income Fund
Chicago
110,000
 $     110,000
0.03%



DWS Strategic Income Trust
Chicago
75,000
 $      75,000
0.02%



DWS Strategic Income VIP
Chicago
75,000
 $      75,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
315,000
 $     315,000
0.08%



DWS Short Duration Plus
Fund
New York
75,000
 $      75,000
0.02%



Total

3,000,000
 $  3,000,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
382550AW1


Issuer
GOODYEAR TIRE & RUBBER


Underwriters
Goldman Sachs, BNP Paribas, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
GT 8.625% 12/1/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/16/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B-


Current yield
8.63%


Benchmark vs Spread (basis points)
396 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $      90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $      30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $  1,130,000
0.29%



DWS High Income Trust
Chicago
130,000
 $     130,000
0.03%



DWS High Income VIP
Chicago
200,000
 $     200,000
0.05%



DWS Multi Market Income
Trust
Chicago
70,000
 $      70,000
0.02%



DWS Strategic Income Fund
Chicago
75,000
 $      75,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      20,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
230,000
 $     230,000
0.06%



DWS Short Duration Plus
Fund
New York
10,000
 $      10,000
0.00%



Total

2,000,000
 $  2,000,000
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
404119AS8


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Merrill Lynch, Wachovia, ABN Amro,
Barclays, BNP Paribas, Calyon, GE
Capital Markets, Goldman Sachs,
HVB Capital Markets, ING Financial
Markets, Mizuho International, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.125% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/BB-


Current yield
9.13%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
360,000
 $     360,000
0.09%



DWS Balanced VIP
Chicago
120,000
 $     120,000
0.03%



DWS High Income Fund
Chicago
4,520,000
 $  4,520,000
1.17%



DWS High Income Trust
Chicago
535,000
 $     535,000
0.14%



DWS High Income VIP
Chicago
790,000
 $     790,000
0.21%



DWS Multi Market Income
Trust
Chicago
270,000
 $     270,000
0.07%



DWS Strategic Income Fund
Chicago
305,000
 $     305,000
0.08%



DWS Strategic Income Trust
Chicago
65,000
 $      65,000
0.02%



DWS Strategic Income VIP
Chicago
95,000
 $      95,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
895,000
 $     895,000
0.23%



DWS Short Duration Plus
Fund
New York
45,000
 $      45,000
0.01%



Total

8,000,000
 $  8,000,000
2.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
404119AV1


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Merrill Lynch, Wachovia, ABN Amro,
Barclays, BNP Paribas, Calyon, GE
Capital Markets, Goldman Sachs,
HVB Capital Markets, ING Financial
Markets, Mizuho International, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.25% 11/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
3,200,000,000


Total amount of any concurrent public offering
0


Total
3,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.25%


Benchmark vs Spread (basis points)
462 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
905,000
 $     905,000
0.24%



DWS Balanced VIP
Chicago
305,000
 $     305,000
0.08%



DWS High Income Fund
Chicago
11,380,000
 $11,380,000
2.96%



DWS High Income Trust
Chicago
1,340,000
 $  1,340,000
0.35%



DWS High Income VIP
Chicago
1,990,000
 $  1,990,000
0.52%



DWS Multi Market Income
Trust
Chicago
675,000
 $     675,000
0.18%



DWS Strategic Income Fund
Chicago
765,000
 $     765,000
0.20%



DWS Strategic Income Trust
Chicago
160,000
 $     160,000
0.04%



DWS Strategic Income VIP
Chicago
230,000
 $     230,000
0.06%



New York Funds







DWS High Income Plus Fund
New York
2,250,000
 $  2,250,000
0.58%



Total

20,000,000
 $20,000,000
5.19%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
76010RAA6


Issuer
RENTAL SERVICE CORP


Underwriters
Citigroup, DBSI, GE Capital


Years of continuous operation, including predecessors
> 3 years


Security
RSC 9.5% 12/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2006


Total amount of offering sold to QIBs
620,000,000


Total amount of any concurrent public offering
0


Total
620,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.38%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
484 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $      90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $      30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $  1,130,000
0.29%



DWS High Income Trust
Chicago
130,000
 $     130,000
0.03%



DWS High Income VIP
Chicago
200,000
 $     200,000
0.05%



DWS Multi Market Income
Trust
Chicago
70,000
 $      70,000
0.02%



DWS Strategic Income Fund
Chicago
75,000
 $      75,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      20,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $     225,000
0.06%



DWS Short Duration Plus
Fund
New York
15,000
 $      15,000
0.00%



Total

2,000,000
 $  2,000,000
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
552078AW7


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan
Stanley, BNY Capital Markets, DBSI,
HVB Capital Markets, Natexis
Bleichroeder, Scotia Capital, Societe
Generale, UBS, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8% 9.15.2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
875,000,000


Total amount of any concurrent public offering
0


Total
875,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.00%


Benchmark vs Spread (basis points)
322 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $      90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $      30,000
0.01%



DWS High Income Fund
Chicago
1,120,000
 $  1,120,000
0.29%



DWS High Income Trust
Chicago
130,000
 $     130,000
0.03%



DWS High Income VIP
Chicago
195,000
 $     195,000
0.05%



DWS Multi Market Income
Trust
Chicago
70,000
 $      70,000
0.02%



DWS Strategic Income Fund
Chicago
80,000
 $      80,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS Strategic Income VIP
Chicago
25,000
 $      25,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
220,000
 $     220,000
0.06%



DWS Short Duration Plus
Fund
New York
25,000
 $      25,000
0.01%



Total

2,000,000
 $  2,000,000
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
552078AX5


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan
Stanley, BNY Capital Markets, DBSI,
HVB Capital Markets, Natexis
Bleichroeder, Scotia Capital, Societe
Generale, UBS, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8.25% 9.15.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.25%


Benchmark vs Spread (basis points)
347 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $     135,000
0.04%



DWS Balanced VIP
Chicago
45,000
 $      45,000
0.01%



DWS High Income Fund
Chicago
1,685,000
 $  1,685,000
0.44%



DWS High Income Trust
Chicago
200,000
 $     200,000
0.05%



DWS High Income VIP
Chicago
300,000
 $     300,000
0.08%



DWS Multi Market Income
Trust
Chicago
100,000
 $     100,000
0.03%



DWS Strategic Income Fund
Chicago
115,000
 $     115,000
0.03%



DWS Strategic Income Trust
Chicago
25,000
 $      25,000
0.01%



DWS Strategic Income VIP
Chicago
35,000
 $      35,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
330,000
 $     330,000
0.09%



DWS Short Duration Plus
Fund
New York
30,000
 $      30,000
0.01%



Total

3,000,000
 $  3,000,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.
















Security Information







Security Purchased


Cusip
718286BB2


Issuer
REPUBLIC OF THE PHILIPPINES


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PHILIP 7.75% 1/14/2031


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/25/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
99.25


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.03%


Rating
B1/BB-


Current yield
7.81%


Benchmark vs Spread (basis points)
334 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Multi Market Income
Trust
Chicago
490,000
 $     490,000
0.13%



DWS Strategic Income Fund
Chicago
295,000
 $     295,000
0.08%



DWS Strategic Income Trust
Chicago
115,000
 $     115,000
0.03%



DWS Strategic Income VIP
Chicago
100,000
 $     100,000
0.03%



Total

1,000,000
 $  1,000,000
0.26%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
718286BA4


Issuer
REPUBLIC OF THE PHILIPPINES


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PHILIP 8% 1/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/25/2006


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
103.13


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.02%


Rating
B1/BB-


Current yield
7.76%


Benchmark vs Spread (basis points)
410 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Multi Market Income
Trust
Chicago
490,000
 $     490,000
0.13%



DWS Strategic Income Fund
Chicago
295,000
 $     295,000
0.08%



DWS Strategic Income Trust
Chicago
115,000
 $     115,000
0.03%



DWS Strategic Income VIP
Chicago
100,000
 $     100,000
0.03%



Total

1,000,000
 $  1,000,000
0.26%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
045054AA1


Issuer
ASHTEAD CAPITAL INC


Underwriters
Citigroup, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AHTLN 9% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B


Current yield
9.00%


Benchmark vs Spread (basis points)
401 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $     215,000
0.06%



DWS Balanced VIP
Chicago
75,000
 $      75,000
0.02%



DWS High Income Fund
Chicago
2,765,000
 $  2,765,000
0.72%



DWS High Income Trust
Chicago
325,000
 $     325,000
0.08%



DWS High Income VIP
Chicago
475,000
 $     475,000
0.12%



DWS Multi Market Income
Trust
Chicago
160,000
 $     160,000
0.04%



DWS Strategic Income Fund
Chicago
180,000
 $     180,000
0.05%



DWS Strategic Income Trust
Chicago
35,000
 $      35,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $      55,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
15,000
 $      15,000
0.00%



DWS High Income Plus Fund
New York
515,000
 $     515,000
0.13%



DWS Short Duration Plus
Fund
New York
30,000
 $      30,000
0.01%



Total

4,845,000
4,845,000
1.26%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.
















Security Information







Security Purchased


Cusip
421924BD2


Issuer
HEALTHSOUTH CORP


Underwriters
Citigroup, JP Morgan, Merrill Lynch,
DBSI, Goldman Sachs, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HLSH 10.75% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2006


Total amount of offering sold to QIBs
625,000,000


Total amount of any concurrent public offering
0


Total
625,000,000


Public offering price
 $                           98.51


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/CCC+


Current yield
10.91%


Benchmark vs Spread (basis points)
602 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
560,000
 $     560,000
0.15%



DWS Balanced VIP
Chicago
190,000
 $     190,000
0.05%



DWS High Income Fund
Chicago
7,395,000
 $  7,395,000
1.92%



DWS High Income Trust
Chicago
850,000
 $     850,000
0.22%



DWS High Income VIP
Chicago
1,225,000
 $  1,225,000
0.32%



DWS Multi Market Income
Trust
Chicago
430,000
 $     430,000
0.11%



DWS Strategic Income Fund
Chicago
395,000
 $     395,000
0.10%



DWS Strategic Income Trust
Chicago
100,000
 $     100,000
0.03%



DWS Strategic Income VIP
Chicago
115,000
 $     115,000
0.03%



New York Funds







DWS High Income Plus Fund
New York
1,350,000
 $  1,350,000
0.35%



Total

12,610,000
 $12,610,000
3.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
421924BA8


Issuer
HEALTHSOUTH CORP


Underwriters
Citigroup, JP Morgan, Merrill Lynch,
DBSI, Goldman Sachs, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HLSH FRN 6/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/CCC+


Current yield
11.42%


Benchmark vs Spread (basis points)
600 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $      85,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $      30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $  1,130,000
0.29%



DWS High Income Trust
Chicago
130,000
 $     130,000
0.03%



DWS High Income VIP
Chicago
190,000
 $     190,000
0.05%



DWS Multi Market Income
Trust
Chicago
70,000
 $      70,000
0.02%



DWS Strategic Income Fund
Chicago
60,000
 $      60,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      20,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
205,000
 $     205,000
0.05%



Total

1,935,000
 $  1,935,000
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
45820EAV4


Issuer
INTELSAT BERMUDA


Underwriters
Citigroup, CSFB, DBSI, Lehman
Brothers, Merrill Lynch, Bear Stearns,
BNP Paribas, Goldman Sachs, JP
Morgan, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 11.25% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
1,330,000,000


Total amount of any concurrent public offering
0


Total
1,330,000,000


Public offering price
 $                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B


Current yield
11.25%


Benchmark vs Spread (basis points)
612 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
505,000
 $     505,000
0.13%



DWS Balanced VIP
Chicago
170,000
 $     170,000
0.04%



DWS High Income Fund
Chicago
6,755,000
 $  6,755,000
1.75%



DWS High Income Trust
Chicago
775,000
 $     775,000
0.20%



DWS High Income VIP
Chicago
1,105,000
 $  1,105,000
0.29%



DWS Multi Market Income
Trust
Chicago
395,000
 $     395,000
0.10%



DWS Strategic Income Fund
Chicago
355,000
 $     355,000
0.09%



DWS Strategic Income Trust
Chicago
95,000
 $      95,000
0.02%



DWS Strategic Income VIP
Chicago
110,000
 $     110,000
0.03%



New York Funds







DWS Bond VIP
New York
15,000
 $      15,000
0.00%



DWS Core Plus Income Fund
New York
45,000
 $      45,000
0.01%



DWS High Income Plus Fund
New York
1,245,000
 $  1,245,000
0.32%



DWS Short Duration Plus
Fund
New York
75,000
 $      75,000
0.02%



Total

11,645,000
 $11,645,000
3.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
656569AE0


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro,
CSFB, DBSI, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.125% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
 $                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.13%


Benchmark vs Spread (basis points)
492 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
430,000
 $     430,000
0.11%



DWS Balanced VIP
Chicago
145,000
 $     145,000
0.04%



DWS High Income Fund
Chicago
5,620,000
 $  5,620,000
1.46%



DWS High Income Trust
Chicago
645,000
 $     645,000
0.17%



DWS High Income VIP
Chicago
925,000
 $     925,000
0.24%



DWS Multi Market Income
Trust
Chicago
315,000
 $     315,000
0.08%



DWS Strategic Income Fund
Chicago
320,000
 $     320,000
0.08%



DWS Strategic Income Trust
Chicago
75,000
 $      75,000
0.02%



DWS Strategic Income VIP
Chicago
95,000
 $      95,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $      10,000
0.00%



DWS Core Plus Income Fund
New York
35,000
 $      35,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $  1,030,000
0.27%



DWS Short Duration Plus
Fund
New York
55,000
 $      55,000
0.01%



Total

9,700,000
 $  9,700,000
2.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
656569AB6


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro,
CSFB, DBSI, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.75% 7/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.75%


Benchmark vs Spread (basis points)
553 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $     320,000
0.08%



DWS Balanced VIP
Chicago
110,000
 $     110,000
0.03%



DWS High Income Fund
Chicago
4,215,000
 $  4,215,000
1.09%



DWS High Income Trust
Chicago
485,000
 $     485,000
0.13%



DWS High Income VIP
Chicago
695,000
 $     695,000
0.18%



DWS Multi Market Income
Trust
Chicago
235,000
 $     235,000
0.06%



DWS Strategic Income Fund
Chicago
240,000
 $     240,000
0.06%



DWS Strategic Income Trust
Chicago
55,000
 $      55,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $      75,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $      10,000
0.00%



DWS Core Plus Income Fund
New York
25,000
 $      25,000
0.01%



DWS High Income Plus Fund
New York
770,000
 $     770,000
0.20%



DWS Short Duration Plus
Fund
New York
40,000
 $      40,000
0.01%



Total

7,275,000
 $  7,275,000
1.89%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
656569AH3


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro,
CSFB, DBSI, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT FRN 7/15/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
9.73%


Benchmark vs Spread (basis points)
425 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
860,000
 $     860,000
0.22%



DWS Balanced VIP
Chicago
290,000
 $     290,000
0.08%



DWS High Income Fund
Chicago
11,230,000
 $11,230,000
2.92%



DWS High Income Trust
Chicago
1,285,000
 $  1,285,000
0.33%



DWS High Income VIP
Chicago
1,790,000
 $  1,790,000
0.46%



DWS Multi Market Income
Trust
Chicago
635,000
 $     635,000
0.16%



DWS Strategic Income Fund
Chicago
660,000
 $     660,000
0.17%



DWS Strategic Income Trust
Chicago
150,000
 $     150,000
0.04%



DWS Strategic Income VIP
Chicago
200,000
 $     200,000
0.05%



New York Funds







DWS Bond VIP
New York
20,000
 $      20,000
0.01%



DWS Core Plus Income Fund
New York
80,000
 $      80,000
0.02%



DWS High Income Plus Fund
New York
2,080,000
 $  2,080,000
0.54%



DWS Short Duration Plus
Fund
New York
120,000
 $     120,000
0.03%



Total

19,400,000
 $19,400,000
5.04%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


Cusip
697933AT6


Issuer
PANAMSAT CORP


Underwriters
Citigroup, CSFB, DBSI, Lehman
Brothers, Merrill Lynch, Bear Stearns,
BNP Paribas, Goldman Sachs, JP
Morgan


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 9% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
575,000,000


Total amount of any concurrent public offering
0


Total
575,000,000


Public offering price
 $                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
9.00%


Benchmark vs Spread (basis points)
387 bp










Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund



Chicago Funds







DWS Balanced Fund
Chicago
425,000
 $     425,000
0.11%



DWS Balanced VIP
Chicago
140,000
 $     140,000
0.04%



DWS High Income Fund
Chicago
5,640,000
 $  5,640,000
1.46%



DWS High Income Trust
Chicago
645,000
 $     645,000
0.17%



DWS High Income VIP
Chicago
950,000
 $     950,000
0.25%



DWS Multi Market Income
Trust
Chicago
325,000
 $     325,000
0.08%



DWS Strategic Income Fund
Chicago
290,000
 $     290,000
0.08%



DWS Strategic Income Trust
Chicago
75,000
 $      75,000
0.02%



DWS Strategic Income VIP
Chicago
85,000
 $      85,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $      10,000
0.00%



DWS Core Plus Income Fund
New York
40,000
 $      40,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $  1,030,000
0.27%



DWS Short Duration Plus
Fund
New York
50,000
 $      50,000
0.01%



Total

9,705,000
 $  9,705,000
2.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.